EXHIBIT 13

Certification of Principal Executive Officer and Principal Financial Officer pursuant to 18 USC §1350,

as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2016 of Metalink Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Shay Evron, Acting Chief Executive Officer and Chief Financial Officer, certify that, to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2017

By:	/s/ Shay Evron
Name:	Shay Evron
Title:	Acting Chief Executive Officer, Chief Financial Officer